SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  April 7, 2003
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                       (Date of earliest event reported)


                        Peoples Community Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Maryland                             000-29949                 31-1686242
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                         Identification No.)



6100 West Chester Road, West Chester, Ohio                          45069
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(Address of principal executive offices)                         (Zip Code)


                                (513) 870-3530
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              (Registrant's telephone number, including area code)


                                Not Applicable
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      (Former name, former address and former fiscal year, if changed since last report)






Item 5.   Other Events

     On April 7, 2003, Peoples Community Bank, the wholly owned subsidiary of Peoples Community Bancorp, Inc. (the "Company"), entered into a Branch Purchase and Assumption Agreement ("Agreement") with Ameriana Bank and Trust, SB ("Americana") to acquire the Deer Park and Landen branch offices of Ameriana. The purchase price is the greater of $6.5 million or 6.91% of the aggregate book value of the deposit liabilities and the loans. The transaction was announced by the Company pursuant to the press release attached hereto as
Exhibit 99.1 which is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits
          See Exhibit Index

























                                     2



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        PEOPLES COMMUNITY BANCORP, INC.




Date: April 8, 2003                  By:  /s/ Jerry D. Williams
                                          -------------------------------------
                                          Jerry D. Williams
                                          President and Chief Executive Officer
























                                 EXHIBIT INDEX




   Exhibit Number                                   Description
   --------------                                   -----------


   99.1                                   Press Release dated April 7, 2003